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                                                                       EXHIBIT A

                            JOINT REPORTING AGREEMENT

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D needs to be filed with respect to the ownership by each of the undersigned of shares of common stock, par value $0.001 per share, of Rigel Pharmaceuticals, Inc., a Delaware corporation, and warrants exercisable for such shares of common stock, and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other persons, except to the extent that he knows or has reason to believe that such information is inaccurate.


EXECUTED this 7th day of July, 2003.


                                    FRAZIER HEALTHCARE II, L.P.
                                    By: FHM II, L.L.C.
                                        Its General Partner
                                        By: Frazier Management, L.L.C.
                                            Its Managing Member
                                            By: Frazier & Company, Inc.
                                                Its Managing Member

                                                By: /s/ Alan D. Frazier
                                                   -----------------------------
                                                    Alan D. Frazier
                                                    President


                                    FHM II L.L.C.
                                    By: Frazier Management, L.L.C.
                                        Its Managing Member
                                        By: Frazier & Company, Inc.
                                            Its Managing Member

                                            By: /s/ Alan D. Frazier
                                               ----------------------------
                                                Alan D. Frazier
                                                President


                                    FRAZIER HEALTHCARE IV, L.P.
                                    By: FHM IV, L.P.
                                        Its General Partner

                                        By: FHM IV, L.L.C.
                                            Its General Partner

                                            By: /s/ Alan D. Frazier
                                               ----------------------------
                                                Alan D. Frazier
                                                Title: Member
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                                    FRAZIER AFFILIATES IV, L.P.
                                    By: FHM IV, L.P.
                                        Its General Partner

                                        By: FHM IV, L.L.C.
                                            Its General Partner

                                            By: /s/ Alan D. Frazier
                                               ---------------------------
                                                Name: Alan D. Frazier
                                                Title: Member


                                    FHM IV, L.P.
                                    By: FHM IV, L.L.C.
                                        Its General Partner

                                        By: /s/ Alan D. Frazier
                                           -------------------------------
                                            Name: Alan D. Frazier
                                            Title: Member


                                    FHM IV, L.L.C.

                                    By: /s/ Alan D. Frazier
                                       --------------------------------
                                        Name: Alan D. Frazier
                                        Title: Member


                                    FRAZIER MANAGEMENT, L.L.C.
                                    By: Frazier & Company, Inc.
                                        Its Managing Member

                                        By: /s/ Alan D. Frazier
                                           ----------------------------
                                            Name: Alan D. Frazier
                                            Title: President


                                    FRAZIER & COMPANY, INC.

                                    By: /s/ Alan D. Frazier
                                       ----------------------------
                                        Alan D. Frazier, President,
                                        Director and Shareholder


                                    ALAN D. FRAZIER

                                    /s/ Alan D. Frazier
                                    ------------------------------